                                                                      EXHIBIT 99
(PROVINCE HEALTHCARE LOGO)


                                       NEWS RELEASE
                                       FOR IMMEDIATE RELEASE

                                       CONTACT: MERILYN H. HERBERT
                                       VICE PRESIDENT, INVESTOR  RELATIONS
                                       (615) 370-1377


                   PROVINCE HEALTHCARE REPORTS FOURTH QUARTER
                     EPS OF $0.24 FROM CONTINUING OPERATIONS


         Brentwood, TN, February 18, 2004 - Province Healthcare Company (NYSE:PRV) today announced results for the fourth quarter and year ended December 31, 2003. Diluted earnings per share (EPS) from continuing operations for the fourth quarter increased 166.7% to $0.24 from $0.09 in the prior year's quarter, and for the year increased 19.4% to $0.86 from $0.72 in the prior year.

         Revenues from continuing operations for the fourth quarter of 2003 increased 14.9% to $199.1 million compared with $173.4 million in the same quarter of last year. Income from continuing operations for the quarter was $12.1 million, a 172.2% increase over last year's fourth quarter income from continuing operations of $4.5 million.

         Revenues from continuing operations for the year ended December 31, 2003, increased 13.2% to $762.0 million, compared with $673.2 million in 2002. Income from continuing operations for 2003 was $42.7 million, a 20.0% increase over last year's income from continuing operations of $35.6 million. Cash flow from operations totaled $106.2 million for the year, compared with $92.1 million in the prior year.

         As previously announced, the Company has signed a letter of intent to permit the Palm Beach Healthcare District to reacquire Glades General Hospital in Belle Glade, Florida. This transaction is expected to close in the first half of 2004. Pursuant to this plan of divestiture, the operations and non-cash impairment of assets charge related to this hospital are reported as "discontinued operations" and the consolidated financial statements and statistics for all prior periods have been adjusted to reflect this presentation. The Company's remaining 19 hospitals are now reported as "continuing operations."

         During the fourth quarter of 2003, the Company recorded a non-cash impairment of assets charge from discontinued operations of ($8.9 million) or ($0.15) per diluted share. The Company's discontinued operations also incurred a ($0.9 million) or ($0.02) per diluted share loss from operations for the fourth quarter of 2003. For the years ended December 31, 2003 and 2002, the Company's discontinued operations incurred a ($2.1 million) or ($0.04) per diluted share loss from operations and $0.5 million or $0.01 earnings per diluted share, respectively.

         For the fourth quarter of 2003 and 2002, actual and same-store hospital statistics include 19 hospitals.

         Inpatient admissions increased 6.1% in the fourth quarter of 2003 compared to the prior year, adjusted admissions increased 6.9%, and net patient revenue per adjusted admission increased 7.4%.

         The Company announced its 2004 objectives for continuing operations as follows: 1% to 3% same-store hospital admissions growth, 4% to 6% same-store revenue growth, and EPS growth of 14% to 16% for the year.

         Martin S. Rash, Chairman and Chief Executive Officer of Province Healthcare, said, "We are extremely pleased with our 2003 results. Cash flow from operations reached $106.2 million, a Company record; we saw 106 new physicians begin practicing in our communities, another Province record; and revenues increased a robust 13.2%. The outlook for 2004 is also positive, as operating trends continue to be strong."

         A listen-only simulcast, of Province Healthcare's fourth quarter conference call, will be available on-line at www.prhc.net on February 19, 2004, beginning at 11:00 a.m. Eastern Standard Time.

         The Company owns or leases 20 general acute care hospitals (including one classified as "discontinued operations") in 13 states with a total of 2,262 licensed beds. The Company also provides management services to 36 non-urban hospitals in 14 states with a total of 2,985 licensed beds.

         Certain statements contained in this release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include projections of revenues, income or loss, capital expenditures, capital structure or other financial items, statements regarding the plans and objectives of management for future operations, statements of future economic performance, statements of the assumptions underlying or relating to any of the foregoing statements, and other statements which are other than statements of historical fact. These statements are based on current estimates of future events, and the Company has no obligation to update or correct these estimates unless considered material to the Company. Forward-looking statements involve known and unknown risks and uncertainties which may cause the Company's actual results in future periods to differ materially from forecasted results. Those risks include, among others, risks associated with general economic and business conditions, the effect of future governmental regulations, changes in reimbursement levels by government programs, including Medicare and Medicaid or other third party payers, the Company's continued ability to recruit and retain physicians and the Company's ability to successfully complete and integrate acquisitions. Those and other risks are described in the Company's reports and filings with the Securities and Exchange Commission.


CONTACT: Merilyn H. Herbert, Province Healthcare Company (PRV) at (615) 370-1377
                              - TABLES TO FOLLOW -

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                     December 31,            December 31
                                                                         2003                   2002(*)
                                                                     -----------              -----------
ASSETS
------
Current assets:
  Cash and cash equivalents                                          $    46,134              $    14,648
  Accounts receivable, less allowance for doubtful accounts
    of $66,875 in 2003 and $64,762 in 2002                               111,957                  109,948
  Inventories                                                             18,424                   19,203
  Prepaid expenses and other                                              11,832                   13,649
  Assets of discontinued operations                                       14,569                   26,374
                                                                     -----------              -----------
                                                                         202,916                  183,822
Property and equipment, net                                              460,031                  440,358
Goodwill                                                                 309,271                  311,172
Unallocated purchase price                                                    --                      466
Other assets                                                              36,907                   36,681
                                                                     -----------              -----------
                                                                     $ 1,009,125              $   972,499
                                                                     ===========              ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
  Accounts payable                                                   $    16,343              $    19,735
  Accrued salaries and benefits                                           28,740                   24,478
  Accrued expenses                                                        14,238                   12,877
  Current portion of long-term debt                                          743                      974
  Liabilities of discontinued operations                                   2,749                    4,947
                                                                     -----------              -----------
                                                                          62,813                   63,011
Long-term debt, less current portion                                     447,956                  460,370
Other liabilities                                                         49,573                   33,304
Minority interests                                                         1,910                    2,612
Stockholders' equity:
  Preferred stock - $0.01 par value, 100,000 shares
    authorized, none issued and outstanding                                   --                       --
  Common stock - $0.01 par value; 150,000,000 shares
    authorized at December 31, 2003 and 2002, issued and
    outstanding 48,841,157 shares and 48,581,549 shares at
    December 31, 2003 and 2002, respectively                                 488                      486
  Additional paid-in-capital                                             306,091                  304,102
  Retained earnings                                                      141,186                  109,567
  Accumulated other comprehensive loss                                      (892)                    (953)
                                                                     -----------              -----------
     Total stockholders' equity                                          446,873                  413,202
                                                                     -----------              -----------
                                                                     $ 1,009,125              $   972,499
                                                                     ===========              ===========

-------------
         (*) Derived from the audited consolidated financial statements of Province and its subsidiaries, contained in the Company's Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 24, 2003.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                    Fourth Quarter
                                                           2003                            2002
                                               --------------------------      ---------------------------
                                                                   % of                             % of
                                                  Amount         Revenues        Amount           Revenues
                                               ----------        --------      ----------         ---------
Revenues:
  Net patient revenue                          $  192,174                      $  167,373
  Other                                             6,941                           5,985
                                               ----------                      ----------
                                                  199,115           100.0%        173,358            100.0%
Expenses:
  Salaries, wages and benefits                     74,886            37.6          73,113             42.2
  Purchased services                               18,132             9.1          18,575             10.7
  Supplies                                         24,536            12.3          23,103             13.3
  Provision for doubtful accounts                  21,582            10.8          14,268              8.2
  Other operating expenses                         24,927            12.6          20,745             11.9
  Rentals and leases                                2,415             1.2           2,393              1.4
  Depreciation and amortization                    10,414             5.2           8,074              4.7
  Interest expense                                  6,916             3.5           5,839              3.4
  Minority interests                                   59              --             (38)              --
  Gain on sale of assets and other                     --              --            (130)            (0.1)
                                              -----------            ----      ----------             ----

Income before provision for income taxes           15,248             7.7           7,416              4.3
Income taxes                                        3,126             1.6           2,962              1.7
                                              -----------            ----      ----------             ----
Income from continuing operations                  12,122             6.1%          4,454              2.6%
                                                                     ====                             ====
Discontinued operations, net of tax:
     Loss from operations                            (870)                           (411)
     Impairment of assets                          (8,952)                             --
                                               ----------                      ----------
Net income                                     $    2,300                      $    4,043
                                               ==========                      ==========
Diluted earnings (loss) per common share:
   Continuing operations (a)                   $     0.24                      $     0.09
   Discontinued operations:
     Loss from operations                           (0.02)                          (0.01)

     Impairment of assets                           (0.15)                             --
                                               ----------                      ----------
   Net income                                  $     0.07                      $     0.08
                                               ==========                      ==========

----------------------------
  (a) See calculation of diluted earnings per common share from continuing operations in the Selected Operating Statistics section (attached).

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            Year Ended December 31,
                                                       2003                              2002
                                              -----------------------           -------------------------
                                                               % of                                % of
                                                Amount       Revenues            Amount          Revenues
                                              ---------      --------           -------          --------
Revenues:
  Net patient revenue                          $735,841                         $649,954
  Other                                          26,137                           23,279
                                               --------                         --------
                                                761,978         100.0%           673,233          100.0%

Expenses:
  Salaries, wages and benefits                  287,466          37.7            266,651           39.6
  Purchased services                             69,388           9.1             70,205           10.4
  Supplies                                       95,675          12.6             84,524           12.6
  Provision for doubtful accounts                72,678           9.5             53,059            7.9
  Other operating expenses                       96,568          12.7             77,341           11.4
  Rentals and leases                              9,323           1.2              8,592            1.3
  Depreciation and amortization                  37,753           5.0             32,313            4.8
  Interest expense                               26,262           3.4             21,285            3.2
  Minority interests                                260            --                 34             --
  Loss (gain) on sale of assets                      86            --                (77)            --
  Loss on early extinguishment of debt              486           0.1                 --             --
                                               --------         -----           --------          -----

Income before provision for income taxes         66,033           8.7             59,306            8.8
Income taxes                                     23,345           3.1             23,731            3.5
                                               --------         -----           --------          -----

Income from continuing operations                42,688           5.6%            35,575            5.3%
Discontinued operations, net of tax:                            =====                             =====
     (Loss) earnings from operations            (2,117)                              537
     Impairment of assets                       (8,952)                               --
                                               --------                         --------
Net income                                     $ 31,619                         $ 36,112
                                               ========                         ========

Diluted earnings (loss) per common share:
   Continuing operations(a)                    $   0.86                         $   0.72
   Discontinued operations:
     (Loss) earnings from operations              (0.04)                            0.01
     Impairment of assets                         (0.15)                              --
                                               --------                         --------
  Net income                                   $   0.67                         $   0.73
                                               ========                         ========


         See accompanying footnotes on previous page.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                 (IN THOUSANDS)

                                                                                Fourth Quarter
                                                                         ---------------------------
                                                                           2003               2002
                                                                         --------           --------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Income from continuing operations                                      $ 12,122           $  4,454
  Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
       Depreciation and amortization                                       10,414              8,074
       Deferred income taxes                                               10,748              7,107
       Provision for professional liability                                   670              1,806
       Gain on sale of assets                                                  --               (130)
       Changes in operating assets and liabilities, net of
         effects from acquisitions and disposals:
           Accounts receivable                                             (4,740)             8,166
           Inventories                                                         35                 29
           Prepaid expenses and other                                      (3,948)               867
           Accounts payable and accrued expenses                          (15,128)           (13,622)
           Accrued salaries and benefits                                    3,426              1,597
       Other                                                                2,618               (536)
                                                                         --------           --------
  Net cash provided by operating activities                                16,217             17,812
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment                                       (9,798)            (9,859)
  Purchase of hospitals and healthcare entities                                --                550
                                                                         --------           --------
  Net cash used in investing activities                                    (9,798)            (9,309)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of debt                                                         (398)            (5,522)
  Issuance of common stock                                                  1,218                532
                                                                         --------           --------
  Net cash provided by (used in) financing activities                         820             (4,990)
                                                                         --------           --------
Net cash provided by continuing operations                                  7,239              3,513
Net cash used in discontinued operations                                     (179)              (864)
                                                                         --------           --------
Increase in cash and cash equivalents                                       7,060              2,649
Cash and cash equivalents at beginning of period                           39,074             11,999
                                                                         --------           --------
Cash and cash equivalents at end of period                               $ 46,134           $ 14,648
                                                                         ========           ========

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
          CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

                                 (IN THOUSANDS)


                                                                             Year Ended December 31,
                                                                         -----------------------------
                                                                            2003                2002
                                                                         ---------           ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Income from continuing operations                                      $  42,688           $  35,575
  Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
       Depreciation and amortization                                        37,753              32,313
       Deferred income taxes                                                14,217               8,947
       Provision for professional liability                                  5,476               7,209
       Loss on early extinguishment of debt                                    486                  --
       Loss (gain) of sale of assets                                            86                 (77)
       Changes in operating assets and liabilities, net of
         effects from acquisitions and disposals:
           Accounts receivable                                                (994)              6,410
           Inventories                                                         712              (1,311)
           Prepaid expenses and other                                       (2,662)              7,555
           Accounts payable and accrued expenses                            (3,992)             (5,254)
           Accrued salaries and benefits                                     4,262                (141)
       Other                                                                 8,205                 885
                                                                         ---------           ---------
  Net cash provided by operating activities                                106,237              92,111
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment                                         (53,766)            (45,522)
  Purchase of hospitals and healthcare entities                             (3,247)           (171,157)
                                                                         ---------           ---------
  Net cash used in investing activities                                    (57,013)           (216,679)
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from long-term debt                                             194,199             134,321
  Repayments of debt                                                      (213,049)            (44,048)
  Issuance of common stock                                                   2,574              11,037
                                                                         ---------           ---------
  Net cash (used in) provided by financing activities                      (16,276)            101,310
                                                                         ---------           ---------
Net cash provided by continuing operations                                  32,948             (23,258)
Net cash used in discontinued operations                                    (1,462)             (1,076)
                                                                         ---------           ---------
Increase (decrease) in cash and cash equivalents                            31,486             (24,334)
Cash and cash equivalents at beginning of period                            14,648              38,982
                                                                         ---------           ---------
Cash and cash equivalents at end of period                               $  46,134           $  14,648
                                                                         =========           =========

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                   SELECTED OPERATING STATISTICS (UNAUDITED)


                                                               Actual                             Same Store(1)
                                                               ------                             -------------
                                                          Fourth Quarter                          Fourth Quarter
                                                            December 31,                           December 31,
                                                -----------------------------------     --------------------------------------
                                                  2003          2002       % Change       2003          2002          % Change
                                                --------      --------     --------     --------      --------       ---------
CONSOLIDATED HOSPITALS (CONTINUING
  OPERATIONS):
Number of hospitals at end of period                  19            19          --%           19            19             --%
Licensed beds at end of period                     2,189         2,207        (0.8)        2,189         2,207           (0.8)
Beds in service at end of period                   1,933         1,933          --         1,933         1,933             --
Inpatient admissions                              18,598        17,526         6.1        18,598        17,526            6.1
Adjusted admissions (2)                           33,426        31,272         6.9        33,426        31,272            6.9
Net patient revenue per adjusted admission      $  5,749      $  5,352         7.4      $  5,749      $  5,352            7.4

Patient days                                      78,964        75,103         5.1        78,964        75,103            5.1
Adjusted patient days (3)                        141,925       134,051         5.9       141,925       134,051            5.9
Average length of stay (days)                       4.25          4.29        (0.9)         4.25          4.29           (0.9)
Net patient revenue (000's)                     $192,174      $167,373        14.8      $192,174      $167,373           14.8

Gross revenue (000's):
  Inpatient                                     $240,819      $207,456        16.1%     $240,819      $207,456           16.1%
  Outpatient                                     191,824       162,759        17.9       191,824       162,759           17.9
                                                --------      --------                  --------      --------
                                                $432,643      $370,215        16.9      $432,643      $370,215           16.9
                                                ========      ========                  ========      ========

NET PATIENT REVENUE BY PAYOR
  (CONTINUING OPERATIONS):
   Medicare                                         37.9%         40.8%                     37.9%         40.8%
   Medicaid                                          9.1          10.8                       9.1          10.8
   Other                                            53.0          48.4                      53.0          48.4
                                                --------      --------                  --------      --------
     Total                                         100.0%        100.0%                    100.0%        100.0%
                                                ========      ========                  ========      ========


                                                                Three Months Ended December 31,
                                                               ----------------------------------
                                                                 2003         2002       % Change
                                                               -------      ---------    --------
DILUTED EARNINGS PER SHARE FROM CONTINUING
OPERATIONS CALCULATION (000'S, EXCEPT FOR SHARE AMOUNTS):
    Income from continuing operations                          $12,122      $  4,454       172.2%
    Add convertible notes interest, net of tax (4)               1,838            --
                                                               -------      --------
                                                               $13,960      $  4,454
                                                               =======      ========
    Basic shares plus stock options                             49,791        49,183
    Convertible shares (4)                                       9,099            --
                                                               -------      --------
                                                                58,890        49,183
                                                               =======      ========
    Diluted earnings per share from continuing operations      $  0.24      $   0.09       166.7%
                                                               =======      ========

------------------
(1)      Represents hospitals owned or leased during both periods.

(2) Used by management and investors as a general measure of combined inpatient and outpatient volume. Adjusted admissions are computed by multiplying admissions (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted admissions computation equates outpatient revenue to the volume measure (admissions) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.

(3) Adjusted patient days are computed by multiplying patient days (inpatient volume) by the outpatient factor. The outpatient factor is the sum of gross inpatient revenue and gross outpatient revenue divided by gross inpatient revenue. The adjusted patient days computation equates outpatient revenue to the volume measure (patient days) used to measure inpatient volume, resulting in a general measure of combined inpatient and outpatient volume.

(4) The Company's two outstanding series of convertible notes are anti-dilutive for the three and twelve months ended December 31, 2002 and thus, are not included in the diluted earnings per share calculation for such periods.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                   SELECTED OPERATING STATISTICS (UNAUDITED)



                                                                  Actual                                 Same Store(1)
                                                                Year Ended                                Year Ended
                                                                December 31,                             December 31,
                                                  ---------------------------------------   --------------------------------------
                                                      2003           2002        % Change      2003            2002       % Change
                                                  ----------     ----------      --------   ----------     ----------     -------
CONSOLIDATED HOSPITALS (CONTINUING OPERATIONS):
Number of hospitals at end of period                      19             19          --%            19             19          --%
Licensed beds at end of period                         2,189          2,207        (0.8)         2,189          2,207        (0.8)
Beds in service at end of period                       1,933          1,933          --          1,933          1,933          --
Inpatient admissions                                  72,630         69,107         5.1         68,205         67,694         0.8
Adjusted admissions (2)                              131,557        120,990         8.7        121,707        118,035         3.1
Net patient revenue per adjusted admission        $    5,593     $    5,372         4.1     $    5,521     $    5,363         2.9
Patient days                                         307,195        299,138         2.7        287,880        293,248        (1.8)
Adjusted patient days (3)                            556,331        523,307         6.3        513,539        510,906         0.5
Average length of stay (days)                           4.23           4.33        (2.3)          4.22           4.33        (2.5)
Net patient revenue (000's)                       $  735,841     $  649,954        13.2     $  671,910     $  633,005         6.1
Gross revenue (000's):
   Inpatient                                      $  903,740     $  799,358        13.1%    $  857,340     $  787,050         8.9%
   Outpatient                                        732,844        599,333        22.3        672,018        584,687        14.9
                                                  ----------     ----------                 ----------     ----------
                                                  $1,636,584     $1,398,691        17.0     $1,529,358     $1,371,737        11.5
                                                  ==========     ==========                 ==========     ==========
NET PATIENT REVENUE BY PAYOR
(CONTINUING OPERATIONS):
   Medicare                                             38.5%          45.4%                      38.5%          45.4%
   Medicaid                                             10.3           11.3                       10.3           11.3
   Other                                                51.2           43.3                       51.2           43.3
                                                  ----------     ----------                 ----------     ----------
     Total                                             100.0%         100.0%                     100.0%         100.0%
                                                  ==========     ==========                 ==========     ==========

                                                                   Twelve Months Ended December 31,
                                                                 --------------------------------------
                                                                   2003           2002         % Change
                                                                 -------        -------        --------
DILUTED EARNINGS PER SHARE FROM CONTINUING
OPERATIONS CALCULATION (000'S, EXCEPT PER SHARE AMOUNTS):
   Income from continuing operations                             $42,688        $35,575          20.0%
   Add convertible notes interest, net of tax(4)                   8,325             --
                                                                 -------        -------
                                                                 $51,013        $35,575
                                                                 =======        =======

   Basic shares plus stock options                                49,305         49,453
   Convertible shares (4)                                         10,243             --
                                                                 -------        -------
                                                                  59,548         49,453
                                                                 =======        =======

   Diluted earnings per share from continuing operations         $  0.86        $  0.72          19.4%
                                                                 =======        =======

---------------

         See accompanying footnotes on previous page.

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                      SUPPLEMENTAL OPERATING RESULTS FROM
                              CONTINUING OPERATIONS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            For the Year Ended December 31, 2003
                                -------------------------------------------------------------------------------------------------
                                  First Quarter      Second Quarter       Third Quarter        Fourth Quarter         Year
                                   $     % of rev     $       % of rev     $       % of rev    $     % of rev     $      % of rev
                                -----------------   ------------------   ------------------   ---------------   -----------------
Revenues:
 Net Patient revenue            $179,680            $181,758             $182,229             $192,174          $735,841
 Other                             6,784               6,112                6,300                6,941            26,137
                                ---------           --------             --------             --------          --------
                                 186,464     100.0%  187,870     100.0%   188,529     100.0%   199,115  100.0%   761,978  100.0%

Expenses:
 Salaries, wages &
   benefits                     $  72,355    38.8%    71,925      38.3%    68,300      36.2%    74,886   37.6%   287,466   37.7%
 Purchased services                16,650     8.9%    17,682       9.4%    16,924       9.0%    18,132    9.1%    69,388    9.1%
 Supplies                          24,022    13.0%    23,065      12.3%    24,052      12.7%    24,536   12.3%    95,675   12.6%
 Provision for doubtful accts      16,041     8.6%    16,263       8.7%    18,792      10.0%    21,582   10.8%    72,678    9.5%
 Rentals and leases                 2,319     1.2%     2,313       1.2%     2,276       1.2%     2,415    1.2%     9,323    1.2%
 Other operating expense           23,698    12.7%    23,524      12.5%    24,419      13.0%    24,927   12.6%    96,568   12.7%
                                ---------    ----   --------      ----   --------      ----   --------   ----   --------   ----
                                  155,085    83.2%   154,772      82.4%   154,763      82.1%   166,478   83.6%   631,098   82.8%
                                ---------    ----   --------      ----   --------      ----   --------   ----   --------   ----

Adjusted EBITDA (a)                31,379    16.8%    33,098      17.6%    33,766      17.9%    32,637   16.4%   130,880   17.2%
Depreciation & amortization         8,878     4.8%     9,112       4.9%     9,349       5.0%    10,414    5.2%    37,753    5.0%
Interest expense                    5,722     3.0%     6,635       3.5%     6,989       3.7%     6,916    3.5%    26,262    3.4%
Other (income) expense                 --      --%       477       0.3%        10        --%        (1)    --%       486    0.1%
Loss on sale of assets                  3      --%        --        --%        82        --%         1     --%        86     --%
Minority interests                     67      --%        82        --%        52        --%        59     --%       260     --%
                                ---------    ----   --------      ----   --------      ----   --------   ----   --------   ----
Income before income taxes         16,709     9.0%    16,792       8.9%    17,284       9.2%    15,248    7.7%    66,033    8.7%
Income taxes                        6,670     3.6%     6,682       3.5%     6,867       3.7%     3,126    1.6%    23,345    3.1%
                                ---------    ----   --------      ----   --------      ----   --------   ----   --------   ----

Income from continuing
 operations                     $  10,039     5.4%  $ 10,110       5.4%  $ 10,417       5.5%  $ 12,122    6.1% $  42,688    5.6%
                                =========    ====   ========      ====   ========      ====   ========   ====  =========    ===
EPS Calculations:
Income from continuing
 operations                     $  10,039           $ 10,110             $ 10,417             $ 12,122         $  42,688
Add convertible notes
 interest, net of tax                  --                 --                   --                1,838             8,325
                                ---------           --------             --------             --------         --------
                                $  10,039           $ 10,110             $ 10,417             $ 13,960         $  51,013
                                =========           ========             ========             ========         =========

Diluted shares                     48,758             49,032               49,639               49,791            49,305
Convertible shares                     --                 --                   --                9,099            10,243
                                ---------           --------             --------             --------         --------
                                   48,758             49,032               49,639               58,890            59,548
                                =========           ========             ========             ========         =========

Diluted EPS from
 continuing operations          $    0.20           $   0.21             $   0.21             $   0.24          $   0.86
                                =========           ========             ========             ========         =========
% change from prior year:
Revenues                                     18.2%                13.0%                 7.2%             14.9%             13.2%
Operating expenses                           21.0                 14.8                  6.6               9.4              12.6
Adjusted EBITDA                               6.2                  5.1                 10.1              54.2              16.0
Income from continuing
 operations                                  (8.8)                (6.0)                11.2             172.2              20.0
Diluted EPS from
 continuing operations                       (9.1)                (4.5)                10.5             166.7              19.4

                  PROVINCE HEALTHCARE COMPANY AND SUBSIDIARIES
                        SUPPLEMENTAL OPERATING RESULTS
                    FROM CONTINUING OPERATIONS (CONTINUED)





                                                      For the Year Ended December 31, 2003
                                First Quarter    Second Quarter   Third Quarter     Fourth Quarter         Year
                                     % change          % change        % change           % change           % change
                                       from              from            from               from              from
                                       prior             prior           prior              prior             prior
                                 $     year        $     year      $     year          $    year       $      year
                             ---------------   ---------------  --------------    ---------------   --------------
Volumes (Continuing
  Operations):

Inpatient admissions           18,724   9.7%     17,579   4.1%    17,729   0.7%     18,598   6.1%     72,630   5.1%
Adjusted admissions            33,109  19.2%     32,143   7.9%    32,879   2.2%     34,426   6.9%    131,557   8.7%
Net patient revenue
 per adjusted admission      $  5,427  (0.8)%  $  5,655   4.9%  $  5,542   4.8%   $  5,749   7.4%   $  5,593   4.1%
Patient days                   80,583   4.8%     74,713   2.4%    72,935  (1.7)%    78,964   5.1%    307,195   2.7%
Adjusted patient days         142,518  13.9%    136,619   6.2%   135,269  (0.2)%   141,925   5.9%    556,331   6.3%

Average daily census              895   4.8%        821   2.4%       793  (1.7)%       858   5.1%        842   2.7%
Average length of stay           4.30  (4.4)%      4.25  (1.6)%     4.11  (2.4)%      4.25  (0.9)%      4.23  (2.3)%
ER visits                      73,365  20.6%     73,192   6.5%    74,031  (1.0)%    77,231   7.5%    297,819   7.9%
Occupancy rate
  (average licensed beds)        40.6% (1.0)%      37.2%  3.9%      35.9% (0.3)%      39.2%  5.9%       38.4%  3.5%
Occupancy rate
  (average .beds in              46.3% (4.1)%      42.5%  4.4%      41.0% (6.2)%      44.4%  5.2%       43.5%  2.3%
  service)

Other Indicators (Continuing
  Operations):

Number of
  hospitals at end of period       19  11.8%         19    --%        19    --%         19    --%         19    --%
Licensed beds at end of         2,208  6.0%       2,208  (1.5)%    2,208  (1.5)%     2,189  (0.8)%     2,189  (0.8)%
  period
Beds in service at end of
  period                        1,933   9.1%      1,933  (1.9)%    1,933   4.8%      1,933    --%      1,933    --%
Net Patient Revenue by Payor
  (Continuing Operations:)

Medicare                         39.5%             38.5%            38.0%             37.9%             38.4%
Medicaid                         10.7%             10.7%            11.0%              9.1%             10.3%
Other                            49.8%             50.8%            51.0%             53.0%             51.3%
                             --------          --------         --------          --------          --------
                                100.0%            100.0%           100.0%            100.0%            100.0%
                             ========          ========         ========          ========          ========

(a) Adjusted EBITDA for 2003 and 2002, represents income from continuing operations before provision for income taxes, depreciation and amortization, interest, minority interests, loss on sale of assets and loss on extinguishment of debt. The Company's bank credit facility also uses Adjusted EBITDA for numerous financial covenants. Adjusted EBITDA serves as a measure of leverage capacity and debt service ability, and is commonly used as an analytical indicator within the healthcare industry. Adjusted EBITDA, however, is not a measure of financial performance under accounting principles generally accepted in the United States, and should not be considered an alternative to net income as a measure of operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. Because Adjusted EBITDA is not a measurement determined in accordance with accounting principles generally accepted in the United States and is susceptible to varying calculations, Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies.